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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                  FORM 8-K/A


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               February 28, 1995
                                                --------------------------------


                              NEWPORT CORPORATION
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            (Exact name of registrant as specified in its charter)


            Nevada                        0-1649                 094-0849175
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  (State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)      File Number)          Identification No.)


     1791 Deere Avenue, Irvine, CA                                   92714
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code                (714) 863-3144
                                                  ------------------------------


                                Not Applicable
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        (Former name or former address, if changed, since last report.)


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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NEWPORT CORPORATION


Date: May 15, 1995                     By: /s/ ROBERT C. HEWITT
                                          --------------------------------------
                                          Robert C. Hewitt
                                          Vice President and
                                          Chief Financial Officer






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